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                                                                      EXHIBIT 99
                                                                PRELIMINARY COPY

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                              KNOWLEDGEWARE, INC.
                    PROXY -- SPECIAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P     The undersigned hereby appoints Richard M. Haddrill and Rick W. Gossett, each with power to act without the other and with full power of
R substitution, as Proxies to represent and to vote, as designated on the reverse side, all stock of KnowledgeWare, Inc. owned by the undersigned, at
O   the Special Meeting of Stockholders to be held at the Hotel Nikko, 3300
    Peachtree Road, Atlanta, Georgia, on    , November   , 1994, at 10:00 a.m.,
X local time, upon such business as may properly come before the meeting or any adjournment thereof including the following as set forth on the
Y   reverse side.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ADOPTION AND APPROVAL OF THE MERGER AGREEMENT (AS DEFINED ON THE REVERSE SIDE), IF NECESSARY, THE ADJOURNMENT OF THE MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES AND AT THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

    1. Adoption and approval of the Amended and Restated Agreement and Plan of Merger by and among Sterling Software, Inc. ("Sterling"), SSI Corporation ("SSI"), a wholly owned subsidiary of Sterling, and KnowledgeWare, Inc. ("KnowledgeWare") (the "Merger Agreement") pursuant to which SSI will merge with and into KnowledgeWare, as more fully described in the accompanying Proxy Statement/Prospectus.

              FOR              AGAINST             ABSTAIN
              [_]                [_]                 [_]
                                                                   -----------
                                                                   SEE REVERSE
[X] PLEASE MARK                                                        SIDE
    VOTES AS IN                                                    -----------
    THIS EXAMPLE.  (Continued, and to be signed and dated on reverse side)
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                                                                  MARK HERE [ ]
                                                                FOR ADDRESS
                                                                 CHANGE AND
                                                                 NOTE BELOW

2. If necessary, the adjournment of the meeting for the purpose of soliciting additional proxies.

          FOR                  AGAINST                ABSTAIN
          [ ]                    [ ]                    [ ]

3. In their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

                                             Please date, sign exactly as
                                             shown hereon and mail promptly
                                             this proxy in the enclosed enve-
                                             lope. When there is more than one
                                             owner, each should sign. When
                                             signing as an attorney, adminis-
                                             trator, executor, guardian or
                                             trustee, please add your title as
                                             such. If executed by a corpora-
                                             tion, the proxy should be signed
                                             by a duly authorized officer. If
                                             executed by a partnership, please
                                             sign in the partnership name by
                                             an authorized person.

                                             Date
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                                             Signature:
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                                             Signature:
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